FPA CAPITAL FUND, INC.

ANNUAL REPORT

[LOGO]
DISTRIBUTOR

FPA FUND DISTRIBUTORS, INC.

11400 WEST OLYMPIC BOULEVARD, SUITE 1200
LOS ANGELES, CALIFORNIA 90064

PA80SARPT502

MARCH 31, 2002

LETTER TO SHAREHOLDERS

DEAR FELLOW SHAREHOLDERS:

     This Annual Report covers the fiscal year ended March 31, 2002. Your Fund's net asset value (NAV) per share closed at $30.16. Distributions of $0.68 and $1.74 per share were paid on July 9, 2001, and December 27, 2001 to holders of record on June 29 and December 17, 2001, respectively. The July distribution was composed of a $0.03 income dividend and $0.65 capital gains distribution, $0.45 of which was long-term. December's $1.74 distribution was entirely long-term capital gains.

     The following table shows the average annual total return for several different periods ended on that date for the Fund and comparative indices of securities prices. The data quoted represents past performance, and an investment in the Fund may fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.

                              AVERAGE ANNUAL TOTAL RETURN
                              PERIODS ENDED MARCH 31, 2002

                                1 YEAR   5 YEARS  10 YEARS
FPA Capital Fund, Inc.
  (NAV)                        42.81%*   13.72%*   17.76%*
FPA Capital Fund, Inc.
  (Net of Sales Charge)        35.31%++  12.50%++  17.12%++
Lipper Mid-Cap Value Fund
  Average                      17.68%    13.13%    13.39%
Russell 2000 Index             13.98%     9.52%    11.14%
Standard & Poor's
  500 Stock Index               0.25%    10.18%    13.26%

     The Fund's six-month total return, which includes both the changes in NAV and the reinvestment of distributions paid, was 39.54%*. This compares with total returns of 23.14% for the Lipper Mid-Cap Value Funds Average, 25.91% for the Russell 2000, and 11% for the S&P 500. On a calendar year basis, these same comparisons are 38.13%* for FPA Capital Fund, 10.34% for the Mid-Cap Value Funds average, 2.49% for the Russell 2000, and a NEGATIVE 11.88% for the S&P 500.

COMMENTARY

     There is no other way to say it than that calendar 2001 was a truly exceptional year of performance for your Fund. Its 38.13% return totally overwhelmed the Russell's 2.49% and the Lipper Average's 10.34% returns. What is amazing is that, even after the strong rally in the fourth quarter, the S&P 500 still had a NEGATIVE 11.88% return for the year. This was the best year of relative performance for your Fund since we began managing it in July 1984. The fiscal year return of 42.81% was the best absolute return for your Fund since 1991. While other funds are experiencing great difficulty, it is a pleasure for us to convey such good news to you. As a result of this outstanding performance, Morningstar nominated me for Domestic-Stock Fund Manager of the Year for 2001. I would not have been in contention without the strong support of my associates, Dennis Bryan, Rikard Ekstrand and Steven Romick. Another excellent management team, led by Bill Nygren of the Oakmark Funds, won the honor. They too have an outstanding long-term record.

     As a result of this fiscal year's performance, your Fund is now outperforming the various measures of comparative performance for periods ranging from one year to inception to date, nearly eighteen years. We were recently mentioned in the February 4 article in FORBES magazine, "Winning Tortoise," in which another excellent manager, James Gipson of the Clipper Fund, was profiled. The article states that there were 3,115 U.S. funds that primarily buy domestic stocks. Of these, 523 had been around for fifteen years and only 130 of them had outperformed the Vanguard 500 index--a proxy for the S&P 500 index. It was interesting that only seven had been under the same management for all of those fifteen years. We are proud to say that your Fund is one of them. Of the seven funds, three were value oriented, three had a growth focus and one was a sector fund. These results again reconfirm my opinion that there is far too much switching between investment management styles by investors. Many years ago I came to the conclusion that one should pick a couple each of high-quality value and growth funds and have approximately an equal weighting. After three or four years, one should then rebalance the mix with the worst-performing funds receiving more money. In this way, one is selling strength while buying weakness--a strategy that we employ in the management of your money. The key to this strategy is that the management and the management style of the fund


* Does not reflect deduction of the sales charge which, if reflected, would reduce the performance shown

++ Reflects deduction of the maximum sales charge of 5.25% of the offering price remain fairly consistent so that one may have confidence that the investment process is predictable. As you may recall, I have written about this concept in previous shareholder letters.

     During this past fiscal year, we added five new companies while eliminating five. We have been gradually eliminating some of our less successful investments from the last cycle. Three of these five investments eliminated were failures:
Craig, House2Home, and Rawlings. Since this letter, we have almost completed the liquidation of The Good Guys, another failure. We gave each of these companies and their managements sufficient time to improve their operations but, in the final analysis, they did not. In the case of House2Home, it filed for bankruptcy last year. We had expressed our concern to management, on several occasions, about their corporate strategy, but stayed with the investment because there was a large hidden value in their real-estate holdings. Management chose to use this hidden asset to embark on a new retail strategy. We objected and then began selling part of our holding. In retrospect, we should have sold our entire position, at the time of this change in strategy. When 9/11 occurred, this tragic event created an uncertain retail environment that proved to be the final nail in the coffin for House2Home. We still have two other portfolio holdings to address before this cleansing strategy is completed.

     One of the eliminations was an outstanding investment success in the defense industry, DRS Technologies, Inc. We originally established the position in 1988, during a prolonged period of declining military expenditures. It was having operational difficulties at the time of our purchase. We went through a long and difficult period before achieving a successful investment. The chief executive officer, Mark Newman, and his management have done an outstanding job of turning this company around. We thank them for it. We liquidated the holding between September 17 and 19, at an average price that was approximately sixfold greater than our average cost. It had risen to a valuation level that was greater than our comfort level for continued retention. We still expect the company to continue its excellent performance but we prefer to deploy our capital into far cheaper investment opportunities. We wish them good fortune in their future endeavors.

     Offsetting the previously mentioned failures, we added five new companies that have already become early investment successes. We wrote about three of them in the energy services industry in our September 2001 shareholder letter. We aggressively added to these holdings during the week of September 17, the first week of trading after the events of September 11. It was a truly chaotic week, the type of environment where we typically excel. We allocated the largest amount of capital in the shortest period of time since September 1998, another period of uncertainty and fear. Our fourth company, Charming Shoppes, is the leading retailer of large-size women's clothing. We acquired the position after its share price had declined to approximately book value. A temporary decline in its earnings, caused by the recession's effects on business, and integration expenses from the recent acquisition of Lane Bryant, were the primary causes of its share price decline. We are quite excited about the long-term opportunities in this retail segment. The final addition was Dycom, a leading telecom infrastructure company that provides the services required to maintain and expand a telecom company's infrastructure. Dycom was purchased at less than 10x earnings and 1x book value, with nearly 30% of its share price in cash. All of these new holdings have increased in value by approximately 50% to 100%.

     We also significantly increased our position in Conseco, a leading financial service company in the manufactured-housing and life-insurance industries, despite its being considered a rather controversial investment situation by many. We believe a substantial amount of unbalanced and misleading information has been communicated about this company. If our analysis is correct that the manufactured-housing industry has already bottomed and that it is beginning a slow recovery, we would expect to see credit quality trends begin to stabilize and possibly improve later this year, maybe as early as June. In addition to increasing our equity holding, we also became an aggressive buyer of the company's 2002 debt. During some highly volatile periods, we were able to purchase some of these debt securities with yields of 50% to 60%. Already one of these issues has been tendered and paid for by the company. We believe we are in a good position to make a sizeable return from our stock and bond investments.

     After these portfolio adjustments, your Fund continues to maintain a competitive valuation advantage over the market. At the end of March, your Fund's P/E and P/BV ratios (Price/Book Value) ratios were 21.7x and 1.8x, respectively. By comparison, the P/E ratios of the Russell 2000 and S&P 500 were 37.9x and 29.0x, while the P/BV ratios were 2.12x and 3.68x, respectively. Our companies are financially strong, with a 22.7% average Total-Debt/Total-

Capitalization ratio, which compares favorably to the 35.6% and 43.7% for the Russell 2000 and the S&P 500. The portfolio's median market capitalization was $782 million, while its weighted-average market capitalization was $1.6 billion. The Russell 2000's median and weighted average market capitalizations were $440 million and $920 million, while those of the S&P 500 were $8.8 billion and $100.8 billion, respectively.

     We are in the process of defensively repositioning your Fund by allowing short-term liquidity to rise to more than 18% of assets. We expect this trend will continue until we discover attractively valued companies to purchase or the stock market experiences a substantial decline. This larger liquidity level is somewhat of a departure from what we have done in the past. The only other time that we have had a liquidity level this high or higher was in 1998, when the broader stock market was in the process of making a major peak. Note that the major stock averages did not peak until early 2000. Our higher liquidity level does not imply that we are anticipating an imminent stock market decline. We believe holding a higher liquidity level today is an insurance policy that will prove to have a much lower opportunity cost than that which occurred between 1984 and 2000. During that period, short-term yields were usually between 6% and 10%, while stock market returns averaged between 15% and 18%. By holding liquidity, one lost as much as 5% to 12% of annual investment return. In contrast to that experience, we expect the major averages to generate annual total returns of 5% or less over the next five years. Though short-term rates are currently near the 2% level, we expect them to average at least 3% to 4% over this upcoming period and, therefore, the opportunity cost might only be 1% to 2% for holding this liquidity. We view liquidity as a strategic as well as a tactical weapon. We intend to use this liquidity, as we did during the week of September 17, to our competitive advantage, by acquiring attractively valued investments at a time when others do not have the ability to do so. As an example, we estimate that, as a result of the deployment of our liquidity during the week of September 17, those investments acquired added approximately four hundred basis points to the total return of your Fund for the year.

     We are still uncomfortable with the valuation levels in the stock market. We believe there are very few attractively valued stocks currently. A recent run of our value screens uncovered the fewest number of qualifying companies in years. We believe this is occurring because stock prices are climbing faster than the improvement in the underlying companies' operating fundamentals. In other words, profitability growth is not keeping up with the rise in share price. Investors appear to be discounting a rapid economic recovery. The economic growth debate generally centers on whether the recovery will be a "V", "U" or a "W", the last representing a double-dip recession. We believe none of these is correct. In our opinion, the recovery will look more like a square-root sign--initially looking like a "V" recovery but then shifting into a slower growth path.

     We have seen nothing in the recent economic data that moves us from our earlier view that this should be a languid economic recovery, with the strongest growth appearing early in the recovery. Our belief that the consumer would bend but not break last year has been the primary reason that this past recession has been one of the mildest on record. The consumer sector experienced only a modest decline while corporate sector profits collapsed at the fastest pace since the depression. We believe uncertainty over the magnitude of future economic growth will help to constrain the stock market's performance. Furthermore, today's higher interest rate levels are replacing the unsustainably low levels of interest rates from late last year. As longer-term interest rates migrate to the 5 1/2% to 6% level, as measured by the ten-year Treasury bond, they should provide an attractive alternative to the stock market. Again, the combination of slower profit growth and somewhat higher interest rates should contain any major upward movements in the stock market this year.

     Another possible constraint on future investment performance is the idea that we began to write about in our September 2001 shareholder letter, and that is the likelihood of rising equity risk premiums. This concept is an all-encompassing one that considers the various types of risk in the equity valuation process. We are witnessing it unfold, as investors grow more concerned about the quality of corporate financial statements, earnings and business complexity. We were always aware of these risks and they contributed to our decision to withdraw from some segments of the stock market in 1999 and 2000. We did not want to participate in the excesses that were taking place then. Now, as investors become more aware of these risks, we believe there is an increasing likelihood of lower P/E ratios going forward, since this would be a reasonable way of factoring in these potentially higher risks.

     Finally, we expect corporate profit growth, over the next several years, will be rather subdued in that it will probably grow at a rate less than the rate of revenue growth. This implies shrinking corporate profit margins for a prolonged period. Corporations face many challenges to profitability growth but a new one lies in their assumed rate of return in their pension plans. The average plan has a rate of return assumption between 9% and 10%, which we believe is far too optimistic, given our view that prospective bond and equity returns will likely average 5% for the foreseeable future. In a typical plan allocation of 70% equity and 30% bond, the equity portfolio would have to earn a return between 10.7% and 12.1%, after expenses, to justify these assumed rates of return. This we feel is quite unlikely. To resolve a return shortfall, corporations will either have to cut employee benefits or contribute to their pension plans. Unlike the past twelve years, when corporations generally did not have to make contributions to their plans, it now seems this will be a more common event. As they are forced to make contributions, this will increase expenses while reducing reported profitability.

     In light of these various risks, we are being ever more vigilant in the deployment of your capital. We still believe that small/mid-size companies of a value style will continue to outperform larger capitalization and aggressive growth stocks for the foreseeable future. This trend began back in 2000, and it continues to be the case in 2002. With lower valuations and simpler financial statements, we expect investors will continue to migrate toward these stocks. We recently reviewed several growth stocks and were shocked by how expensive they still are, even after their substantial price declines. As investors come to realize that their profit expectations are too optimistic, we think that this realization will hit many growth stocks hard later this year and into next year. In our opinion, the damage to the growth stock sector is still not finished.

     With those closing comments, we thank you for your continued investment and welcome our many new shareholders.

Respectfully submitted,

/s/ Robert L. Rodriguez

Robert L. Rodriguez, CFA
President and Chief Investment Officer

April 6, 2002

HISTORICAL PERFORMANCE

     CHANGE IN VALUE OF A $10,000 INVESTMENT IN FPA CAPITAL FUND, INC. VS.
         RUSSELL 2000, S&P 500 AND LIPPER MID-CAP VALUE FUND AVERAGE
                     FROM APRIL 1, 1992 TO MARCH 31, 2002

[CHART]

                                  3/31/92  3/31/93  3/31/94  3/31/95  3/31/96  3/31/97  3/31/98  3/31/99  3/31/00  3/31/01  3/31/02
FPA Capital Fund, Inc. (NAV)      10,000   11,423   12,923   15,478   21,180   26,962   35,077   30,710   38,507   35,912   51,275
FPA Capital Fund, Inc.             9,475   10,823   12,244   14,665   20,068   25,546   33,236   29,098   36,486   34,027   48,583
S&P 500                           10,000   11,437   12,693   13,476   17,330   18,916   26,804   22,676   26,272   29,785   35,125
Lipper Mid-Cap Value Fund Average 10,000   11,523   11,690   13,510   17,850   21,389   31,654   37,494   44,221   34,634   34,735
Russell 2000                      10,000   11,488   12,749   13,449   17,358   18,245   25,909   21,696   29,787   25,221   28,754

Past performance is not indicative of future performance. The Russell 2000 Index consists of the smallest companies in the Russell 3000 total capitalization universe. This index is considered a measure of small capitalization stock performance. The Standard & Poor's 500 Stock Index (S&P 500) is a capitalization-weighted index which covers industrial, utility, transportation and financial service companies, and represents approximately 75% of the New York Stock Exchange (NYSE) capitalization and 30% of NYSE issues. This index is considered a measure of large capitalization stock performance. These indices do not reflect any commissions or fees which would be incurred by an investor purchasing the stocks they represent. The Lipper Mid-Cap Value Fund Average provides an additional comparison of how your Fund performed in relation to other mutual funds with similar objectives. The Lipper data does not include sales charges. The performance shown for FPA Capital Fund, Inc., with an ending value of $48,583 reflects deduction of the current maximum sales charge of 5.25% of the offering price. In addition, since investors purchase shares of the Fund with varying sales charges depending primarily on volume purchased, the Fund's performance at net asset value (NAV) is also shown, as reflected by the ending value of $51,275. The performance of the Fund and of the Averages is computed on total return basis which includes reinvestment of all distributions.

                             MAJOR PORTFOLIO CHANGES

                         Six Months Ended March 31, 2002

NET PURCHASES

COMMON STOCKS
Big Lots, Inc                                                        86,000 shs.
Champion Enterprises, Inc                                           103,200 shs.
Coachmen Industries, Inc                                             18,500 shs.
Charming Shoppes, Inc. (1)                                        2,973,300 shs.
Conseco, Inc                                                      3,450,000 shs.
Celanese AG                                                          16,600 shs.
Dycom Industries, Inc. (1)                                          392,700 shs.
Fleetwood Enterprises, Inc                                          233,000 shs.
Oregon Steel Mills, Inc                                             187,300 shs.
Reebok International Ltd                                            298,400 shs.
Westcorp                                                            151,258 shs.

NON-CONVERTIBLE SECURITIES

Conseco Finance Corp. -- 10.25% 2002 (1)                     $      785,000
Conseco, Inc. -- 8.5% 2002 (1)                               $   10,450,000
GreenTree Financial Corporation -- 6.5% 2002 (1)             $    3,713,000

NET SALES

COMMON STOCKS

Flexsteel Industries, Inc. (2)                                      134,500 shs.
Good Guys, Inc                                                      242,300 shs.
House2Home, Inc. (2)                                              1,777,400 shs.
International Aluminum Corporation                                   24,300 shs.
Manpower Inc. (2)                                                   150,000 shs.
Michaels Stores, Inc                                                708,200 shs.
Rawlings Sporting Goods Company, Inc. (2)                           142,600 shs.
Ross Stores, Inc                                                    200,000 shs.
Storage Technology Corporation                                    1,067,200 shs.

(1) Indicates new commitment to portfolio
(2) Indicates elimination from portfolio

                            PORTFOLIO OF INVESTMENTS

                                March 31, 2002

COMMON STOCKS                                           SHARES         VALUE
----------------------------------------------------  -----------  ------------
RETAILING -- 20.6%
Big Lots, Inc.*                                         1,695,100  $ 23,816,155
Charming Shoppes, Inc.*                                 2,973,300    23,548,536
Good Guys, Inc.*                                          166,700       458,425
Michaels Stores, Inc.*                                  1,191,800    45,050,040
Ross Stores, Inc                                        1,000,000    37,830,000
                                                                   ------------
                                                                   $130,703,156
                                                                   ------------

TECHNOLOGY -- 16.8%

Arrow Electronics, Inc.*                                1,300,000  $ 36,361,000
Avnet, Inc                                              1,510,000    40,860,600
Exabyte Corporation*+                                   1,650,000     1,171,500
Hutchinson Technology Incorporated*                       624,300    13,466,151
KEMET Corporation*                                         20,000       387,400
Storage Technology Corporation*                           674,000    14,450,560
                                                                   ------------
                                                                   $106,697,211
                                                                   ------------

CONSUMER DURABLES -- 14.0%

Centex Corporation                                        334,100  $ 17,349,813
Champion Enterprises, Inc.*                             2,006,800    16,054,400
Coachmen Industries, Inc.+                                859,000    14,001,700
Fleetwood Enterprises, Inc                              1,183,000    12,776,400
Recoton Corporation*+                                     630,400     2,824,192
Thor Industries, Inc                                      555,000    26,251,500
                                                                   ------------
                                                                   $ 89,258,005
                                                                   ------------

ENERGY -- 9.4%

ENSCO International Incorporated                          683,500  $ 20,600,690
National-Oilwell, Inc.*                                   653,400    16,550,622
Patterson-UTI Energy, Inc.*                               762,200    22,667,828
                                                                   ------------
                                                                   $ 59,819,140
                                                                   ------------

FINANCIAL -- 9.2%

Conseco, Inc.*                                          5,850,000  $ 21,177,000
Countrywide Credit Industries, Inc                        325,000    14,543,750
Horace Mann Educators Corporation                         500,000    11,255,000
Westcorp                                                  514,739    11,247,047
                                                                   ------------
                                                                   $ 58,222,797
                                                                   ------------

BASIC MATERIALS -- 4.7%

Celanese AG                                               807,600  $ 16,781,928
International Aluminum Corporation                        143,800     3,167,914
Oregon Steel Mills, Inc.*                               1,191,000     9,051,600
Rouge Industries, Inc. (Class "A")                        752,300       902,760
                                                                   ------------
                                                                   $ 29,904,202
                                                                   ------------

                                       6

                            PORTFOLIO OF INVESTMENTS

                                 March 31, 2002

                                                      SHARES OR
                                                      PRINCIPAL
COMMON STOCKS--CONTINUED                                AMOUNT         VALUE
----------------------------------------------------  -----------  ------------
INDUSTRIAL PRODUCTS -- 2.8%

Belden Inc                                                504,300  $ 12,017,469
Dycom Industries, Inc.*                                   392,700     5,870,865
                                                                   ------------
                                                                   $ 17,888,334
                                                                   ------------

CONSUMER NON-DURABLES -- 2.5%

Reebok International Ltd.*                                577,500  $ 15,609,825
                                                                   ------------
BUSINESS SERVICES & SUPPLIES -- 1.2%

Angelica Corporation+                                     504,300  $  7,811,607
                                                                   ------------
TOTAL COMMON STOCKS -- 81.2% (Cost $379,046,494)                   $515,914,277
                                                                   ------------
NON-CONVERTIBLE SECURITIES -- 5.4%
  (Cost $31,664,001)
Conseco Finance Corp. --10.25% 2002                   $   785,000  $    781,075
Conseco, Inc. --8.5% 2002                              10,450,000     8,987,000
Federal Home Loan Mortgage Corporation (IO)
  --7% 2020                                               811,053        21,354
Green Tree Financial Corporation --6.5% 2002            3,713,000     3,675,870
U.S. Treasury Inflation-Indexed Notes --3.375% 2007    20,506,809    20,926,558
                                                                   ------------
                                                                   $ 34,391,857
                                                                   ------------

TOTAL INVESTMENT SECURITIES -- 86.6% ($410,710,495)                $550,306,134
                                                                   ------------

SHORT-TERM CORPORATE NOTES -- 12.6%

United Parcel Service of America, Inc.
  --1.73% 4/01/02                                     $12,893,000  $ 12,893,000
General Electric Capital Services, Inc.
  --1.82% 4/02/02                                       9,964,000     9,963,496
AIG Funding, Inc. --1.8% 4/03/02                        6,841,000     6,840,316
Coca-Cola Company, The --1.75% 4/05/02                 15,675,000    15,671,952
General Electric Capital Services, Inc.
  --1.75% 4/11/02                                      13,826,000    13,819,279
American General Finance Corporation --1.73% 4/12/02   10,000,000     9,994,714
United Parcel Service of America, Inc.
  --1.73% 4/15/02                                      10,936,000    10,928,643
                                                                   ------------
TOTAL SHORT-TERM INVESTMENTS (Cost $80,111,400)                    $ 80,111,400
                                                                   ------------
TOTAL INVESTMENTS -- 99.2% (Cost $490,821,895)                     $630,417,534
Other assets and liabilities, net 0.8%                                5,379,905
                                                                   ------------
TOTAL NET ASSETS -- 100.0%                                         $635,797,439
                                                                   ============

*Non-income producing securities

+Affiliate as defined in the Investment Company Act of 1940 by reason of ownership of 5% or more of its outstanding voting securities during the year ended March 31, 2002. Following is a summary of transactions in securities of these affiliates during the year ended March 31, 2002.

                           PURCHASES     SALES       GAIN (LOSS)   DIVIDENDS
                           -------------------------------------------------
Angelica Corporation              --            --            --    $161,376
Coachmen Industries, Inc.   $291,190            --            --     168,100
Exabyte Corporation          309,643   $   357,500   $   (316,206)        --
House2Home, Inc.                  --    16,049,473    (14,669,719)        --
Recoton Corporation               --            --            --          --

See notes to financial statements.

                       STATEMENT OF ASSETS AND LIABILITIES

                                 March 31, 2002

ASSETS
  Investments at value:

    Investment securities -- at market value
      (identified cost $410,710,495)                   $550,306,134
    Short-term investments -- at cost plus
      interest earned (maturities 60 days or less)       80,111,400  $630,417,534
                                                       ------------
  Cash                                                                        763
  Receivable for:
    Capital Stock sold                                 $  5,910,993
    Dividends and accrued interest                          787,302
    Investment securities sold                              604,838     7,303,133
                                                       ------------  ------------
                                                                     $637,721,430

LIABILITIES
  Payable for:
    Investment securities purchased                    $    913,265
    Capital Stock repurchased                               523,742
    Advisory fees and financial services                    398,162
    Accrued expenses and other liabilities                   88,822     1,923,991
                                                       ------------  ------------

NET ASSETS                                                           $635,797,439
                                                                     ============

SUMMARY OF SHAREHOLDERS' EQUITY
  Capital Stock -- par value $0.01 per share;
    authorized 100,000,000 shares;
    outstanding 21,081,098 shares                                    $    210,811
  Additional Paid-in Capital                                          489,023,091
  Undistributed net realized gain on investments                        6,967,898
  Unrealized appreciation of investments                              139,595,639
                                                                     ------------
  NET ASSETS                                                         $635,797,439
                                                                     ============
NET ASSET VALUE, REDEMPTION PRICE AND MAXIMUM
 OFFERING PRICE PER SHARE
  Net asset value and redemption price per share
   (net assets divided by shares outstanding)                             $30.16
                                                                          ======
  Maximum offering price per share
   (100/94.75 of per share net asset value)                               $31.83
                                                                          ======

See notes to financial statements.

                             STATEMENT OF OPERATIONS

                        For the Year Ended March 31, 2002

INVESTMENT INCOME
    Interest                                                         $  2,085,148
    Dividends (including $329,476 from securities
      of affiliates)                                                    2,307,540
                                                                     ------------
                                                                     $  4,392,688
EXPENSES
    Advisory fees                                      $  3,225,332
    Financial services                                      488,513
    Transfer agent fees and expenses                        239,305
    Custodian fees and expenses                              48,684
    Directors' fees and expenses                             40,315
    Audit fees                                               32,000
    Reports to shareholders                                  31,976
    Registration fees                                        29,816
    Insurance                                                26,234
    Postage                                                  17,500
    Legal fees                                                9,209
    Other expenses                                            6,255     4,195,139
                                                       ------------  ------------
      Net investment income                                          $    197,549
                                                                     ------------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain on investments:
    Proceeds from sales of investment securities
      (excluding short-term investments with
      maturities of 60 days or less)                   $111,380,928
    Cost of investment securities sold                   72,212,423
                                                       ------------  ------------
        Net realized gain on investments                             $ 39,168,505

Unrealized appreciation of investments:
    Unrealized appreciation at beginning of year       $  5,932,978
    Unrealized appreciation at end of year              139,595,639
                                                       ------------
        Increase in unrealized appreciation of investments            133,662,661
                                                                     ------------
            Net realized and unrealized gain on investments          $172,831,166
                                                                     ------------
NET INCREASE IN NET ASSETS RESULTING
  FROM OPERATIONS                                                    $173,028,715
                                                                     ============

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

                                                          FOR THE YEAR ENDED MARCH 31,
                                            -------------------------------------------------------------
                                                       2002                         2001
                                            -----------------------------  ------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
  Net investment income                     $     197,549                  $   1,714,943
  Net realized gain on investments             39,168,505                     43,411,106
  Increase (decrease) in unrealized
    appreciation of investments               133,662,661                    (79,599,887)
                                            --------------                 --------------
Increase (decrease) in net assets
  resulting from operations                                 $173,028,715                   $ (34,473,838)

Distributions to shareholders from:
  Net investment income                     $    (388,544)                 $  (2,119,256)
  Net realized capital gains                  (43,051,989)   (43,440,533)   (116,472,248)   (118,591,504)
                                            --------------                 --------------
Capital Stock transactions:
  Proceeds from Capital Stock sold          $ 212,654,512                  $  51,157,629
  Proceeds from shares issued to
    shareholders upon reinvestment
    of dividends and distributions             38,245,375                    101,997,165
  Cost of Capital Stock repurchased          (133,076,298)   117,823,589    (129,603,911)     23,550,883
                                            --------------  -------------  --------------  --------------
Total increase (decrease) in net assets                     $247,411,771                   $(129,514,459)
NET ASSETS
Beginning of year, including
  undistributed net investment income
  of $190,995 and $595,308                                   388,385,668                     517,900,127
                                                            -------------                  --------------
End of year, including undistributed
  net investment income
  of $190,995 at March 31, 2001                             $635,797,439                   $ 388,385,668
                                                            =============                  ==============
CHANGE IN CAPITAL STOCK
  OUTSTANDING
Shares of Capital Stock sold                                   7,671,992                       2,004,277
Shares issued to shareholders upon
  reinvestment of dividends and
  distributions                                                1,389,863                       4,229,593
Shares of Capital Stock repurchased                           (4,860,884)                     (4,915,264)
                                                            -------------                  --------------
Increase in Capital
 Stock outstanding                                             4,200,971                       1,318,606
                                                            =============                  ==============

See notes to financial statements.

                             FINANCIAL HIGHLIGHTS

SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR

                                                                  YEAR ENDED MARCH 31,
                                                  ----------------------------------------------------
                                                    2002       2001       2000       1999       1998
                                                  --------   --------   --------   --------   --------
Per share operating performance:
Net asset value at beginning of year                $23.01     $33.28     $30.34     $38.30     $32.28
                                                  --------   --------   --------   --------   --------
Income from investment operations:
  Net investment income                             $ 0.02     $ 0.11     $ 0.12     $ 0.40     $ 0.49
  Net realized and unrealized gain (loss)
    on investment securities                          9.55      (2.48)      7.07      (4.76)      8.74
                                                  --------   --------   --------   --------   --------
Total from investment operations                    $ 9.57     $(2.37)    $ 7.19     $(4.36)    $ 9.23
                                                  --------   --------   --------   --------   --------
Less distributions:
  Dividends from net investment income              $(0.03)    $(0.14)    $(0.22)    $(0.40)    $(0.47)
  Distributions from net realized capital gains      (2.39)     (7.76)     (4.03)     (3.20)     (2.74)
                                                  --------   --------   --------   --------   --------
Total distributions                                 $(2.42)    $(7.90)    $(4.25)    $(3.60)     (3.21)
                                                  --------   --------   --------   --------   --------
Net asset value at end of year                      $30.16     $23.01     $33.28     $30.34     $38.30
                                                  --------   --------   --------   --------   --------

Total investment return*                            42.81%     (6.74)%    25.39%    (12.45)%    30.10%

Ratios/supplemental data:
Net assets at end of year (in thousands)          $635,797   $388,386   $517,900   $513,894   $789,436
Ratio of expenses to average net assets              0.84%      0.89%      0.86%      0.86%      0.83%
Ratio of net investment income to
  average net assets                                 0.04%      0.39%      0.35%      1.20%      1.38%
Portfolio turnover rate                                23%         5%        18%        19%        24%

* Return is based on net asset value per share, adjusted for reinvestment of distributions, and does not reflect deduction of the sales charge.

See notes to financial statements.

                        NOTES TO FINANCIAL STATEMENTS

                                March 31, 2002

NOTE 1 -- SIGNIFICANT ACCOUNTING POLICIES

     The Fund is registered under the Investment Company Act of 1940, as a diversified, open-end investment company. The Fund's primary investment objective is long-term capital growth. Current income is a factor, but a secondary consideration. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

A.   Security Valuation

         Securities listed or traded on a national securities exchange or on the NASDAQ National Market System are valued at the last sale price on the last business day of the year, or if there was not a sale that day, at the last bid price. Unlisted securities are valued at the most recent bid price. Short-term investments with maturities of 60 days or less are valued at cost plus interest earned, which approximates market value.

B.   Federal Income Tax

         No provision for federal income tax is required because the Fund has elected to be taxed as a "regulated investment company" under the Internal Revenue Code and intends to maintain this qualification and to distribute each year to its shareholders, in accordance with the minimum distribution requirements of the Code, all of its taxable net investment income and taxable net realized gains on investments.

C.   Securities Transactions and Related Investment Income

         Securities transactions are accounted for on the date the securities are purchased or sold. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income and expenses are recorded on an accrual basis.

D.   Use of Estimates

         The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported. Actual results could differ from those estimates.

NOTE 2 -- PURCHASES OF INVESTMENT SECURITIES

     Cost of purchases of investment securities (excluding short-term investments with maturities of 60 days or less) aggregated $106,847,136 for the year ended March 31, 2002. Realized gains or losses are based on the specific-certificate identification method. All of the amounts reported in the financial statements of March 31, 2002 were the same for federal income tax and financial reporting purposes. Gross unrealized appreciation and depreciation for all investments at March 31, 2002 for federal income tax purposes was $217,040,663 and $77,445,024, respectively.

NOTE 3 -- ADVISORY FEES AND OTHER AFFILIATED TRANSACTIONS

     Pursuant to an Investment Advisory Agreement, advisory fees were paid by the Fund to First Pacific Advisors, Inc. (the "Adviser"). Under the terms of this Agreement, the Fund pays the Adviser a monthly fee calculated at the annual rate of 0.75% of the first $50 million of the Fund's average daily net assets and 0.65% of the average daily net assets in excess of $50 million. In addition, the Fund pays the Adviser an amount equal to 0.1% of the average daily net assets for each fiscal year in reimbursement for the provision of financial services to the Fund. The Agreement provides that the Adviser will reimburse the Fund for any annual expenses (exclusive of interest, taxes, the cost of any supplemental statistical and research information, and extraordinary expenses such as litigation) in excess of 1 1/2% of the first $30 million and 1% of the remaining average net assets of the Fund for the year.

     For the year ended March 31, 2002, the Fund paid aggregate fees of $40,000 to all Directors who are not affiliated persons of the Adviser. Legal fees were for services rendered by O'Melveny & Myers LLP, counsel for the Fund.

                          NOTES TO FINANCIAL STATEMENTS

                                    Continued

A Director of the Fund is of counsel to, and a retired partner of, that firm. Certain officers of the Fund are also officers of the Adviser and FPA Fund Distributors, Inc.

NOTE 4 -- DISTRIBUTOR

     For the year ended March 31, 2002, FPA Fund Distributors, Inc. ("Distributor"), a wholly owned subsidiary of the Adviser, received $58,242 in net Fund share sales commissions after reallowance to other dealers. The Distributor pays its own overhead and general administrative expenses, the cost of supplemental sales literature, promotion and advertising.

                         REPORT OF INDEPENDENT AUDITORS

TO THE BOARD OF DIRECTORS AND
SHAREHOLDERS OF FPA CAPITAL FUND, INC.

     We have audited the accompanying statement of assets and liabilities of FPA Capital Fund, Inc. (the "Fund"), including the portfolio of investments, as of March 31, 2002, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2002, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of FPA Capital Fund, Inc. as of March 31, 2002 the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.

/s/Ernst & Young LLP

Los Angeles, California
April 30, 2002

                        DIRECTOR AND OFFICER INFORMATION

                                    POSITION(S)                                                PORTFOLIOS IN
                                    WITH FUND/                PRINCIPAL OCCUPATION(S)          FUND COMPLEX
NAME, AGE & ADDRESS                YEARS SERVED               DURING THE PAST 5 YEARS            OVERSEEN      OTHER DIRECTORSHIPS
--------------------------------   ----------------   ---------------------------------------  -------------  ---------------------
Willard H. Altman, Jr. - (66)      Director+          Retired. Formerly, until 1995, Partner         5
11400 W. Olympic Blvd., #1200      Years Served:  4   of Ernst & Young LLP, independent
Los Angeles, CA  90064                                auditors for the Fund.

DeWayne W. Moore - (88)            Director+          Retired. Former Director, Senior Vice          2
11400 W. Olympic Blvd., #1200      Years Served: 22   President and Chief Financial Officer
Los Angeles, CA  90064                                of Guy Atkinson Company of California.

Alfred E. Osborne, Jr. - (57)      Director+          Director of Harold Price Center for            2        Investment Company
11400 W. Olympic Blvd., #1200      Years Served:  2   Entrepreneurial Studies and Associate                   Institute, K2 Inc.,
Los Angeles, CA  90064                                Professor of Business Economics at The                  Nordstrom, Inc., E*
                                                      John E. Anderson Graduate School of                     Capital Corporation,
                                                      Management at UCLA.                                     Equity Marketing Inc.,
                                                                                                              and WM Group of Funds.

Lawrence J. Sheehan - (69)         Director+          Of counsel to, and partner (1969 to            4
11400 W. Olympic Blvd., #1200      Years Served: 11   1994) of, the law firm of O'Melveny &
Los Angeles, CA  90064                                Myers LLP, legal counsel to the Fund.

Robert L. Rodriguez - (53)         Director,+         Principal and Chief Executive Officer          2        First Pacific
11400 W. Olympic Blvd., #1200      President &        of the Adviser.                                         Advisors, Inc. and
Los Angeles, CA  90064             Chief Investment                                                           FPA Fund
                                   Officer                                                                    Distributors, Inc.
                                   Years Served: 2

Dennis M. Bryan - (40)             Vice President     Vice President of the Adviser.
11400 W. Olympic Blvd., #1200      Years Served:  6
Los Angeles, CA  90064

Eric S. Ende - (57)                Vice President     Senior Vice President of the Adviser.          3
11400 W. Olympic Blvd., #1200      Years Served: 17
Los Angeles, CA  90064

J. Richard Atwood - (41)           Treasurer          Principal and Chief Operating  Officer                  First Pacific
11400 W. Olympic Blvd., #1200      Years Served:  5   of the Adviser. President and Chief                     Advisors, Inc. and
Los Angeles, CA  90064                                Executive Officer of FPA Fund                           FPA Fund
                                                      Distributors, Inc.                                      Distributors, Inc.

Sherry Sasaki - (47)               Secretary          Assistant Vice President and Secretary
11400 W. Olympic Blvd., #1200      Years Served: 19   of the Adviser and Secretary of FPA
Los Angeles, CA  90064                                Fund Distributors, Inc.

Christopher H. Thomas - (45)       Assistant          Vice President and Controller of the                    FPA Fund
11400 W. Olympic Blvd., #1200      Treasurer          Adviser and of FPA Fund Distributors,                   Distributors, Inc.
Los Angeles, CA  90064             Years Served:  7   Inc.

   + Directors serve until their resignation, removal or retirement.

                                                   FPA CAPITAL FUND, INC.

INVESTMENT ADVISER

First Pacific Advisors, Inc.
11400 West Olympic Boulevard, Suite 1200
Los Angeles, CA  90064

SHAREHOLDER SERVICE AGENT

Boston Financial Data Services, Inc.
P.O. Box 8115
Boston, Massachusetts  02266-8115
(800) 638-3060
(617) 483-5000

CUSTODIAN & TRANSFER AGENT

State Street Bank and Trust Company
Boston, Massachusetts

DISTRIBUTOR

FPA Fund Distributors, Inc.
11400 West Olympic Boulevard, Suite 1200
Los Angeles, California  90064

COUNSEL

O'Melveny & Myers LLP
Los Angeles, California

INDEPENDENT AUDITORS

Ernst & Young LLP
Los Angeles, California

This report has been prepared for the information of shareholders of FPA Capital Fund, Inc., and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.